                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ---------------

                                   FORM 8-K/A
                                 AMENDMENT NO. 2

                                 CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

                                ---------------

                                 AUGUST 5, 1998
                                (Date of Report)

                           NCI BUILDING SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


   DELAWARE                           0-19885                  76-0127701
(State or other                     (Commission              (I.R.S. Employer
jurisdiction of                     File Number)            Identification No.)
 incorporation)



                                  7301 FAIRVIEW
                              HOUSTON, TEXAS 77041
                    (Address of principal executive offices)

                                 (713) 466-7788
                         (Registrant's telephone number,
                              including area code)

         The Pro Forma Condensed Combined Statement of Income for the Six Months Ended April 30, 1998 included in the Registrant's Form 8-K/A dated July 19, 1998 erroneously reflected seven months of operations of Amatek Holdings, Inc. ("Amatek") rather than the six months indicated and contained certain computational errors. In addition, the Pro Forma Condensed Combined Balance Sheet as of April 30, 1998 also has been revised to reflect the Amatek balance sheet as of the end of the corrected period. Accordingly, the Registrant hereby files this Form 8-K/A, Amendment No. 2, in order to file the corrected Pro Forma Financial Information relating to the Registrant's acquisition of Amatek.

         ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS

                           (b)      Pro Forma Financial Information.

                           The following unaudited Pro Forma Financial
                           Information of NCI Building Systems, Inc. is attached hereto and made a part hereof:

                                    (i)     Pro Forma Condensed Combined Balance
                                            Sheet (Unaudited) as of April 30,
                                            1998

                                    (ii)    Pro Forma Condensed Combined
                                            Statement of Income (Unaudited) for
                                            the Twelve Months Ended October 31,
                                            1997

                                    (iii)   Pro Forma Condensed Combined
                                            Statement of Income (Unaudited) for
                                            the Six Months Ended April 30, 1998

                                    (iv)    Notes to Unaudited Pro Forma
                                            Condensed Combined Financial
                                            Statements

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       NCI BUILDING SYSTEMS, INC.
                                              (Registrant)



                                       By: /s/ Robert J. Medlock
                                          --------------------------------------
                                           Robert J. Medlock, Vice President and
                                           Chief Financial Officer

                                       Dated: August 5, 1998

                           NCI BUILDING SYSTEMS INC.
              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                                 APRIL 30, 1998
                                 (IN THOUSANDS)


                                                                                                 Pro Forma
                                               NCI         AHI          AHI            AHI       Acquisition     Pro Forma
                   ASSETS                    Historical  Historical Adjustments      Adjusted    Adjustments     Combined
                                             ----------  ---------- -----------      --------    -----------     ---------
 Current Assets:
     Cash and cash equivalents                 37,972       1,345        (1,345) B          -       (27,800) C     10,172
     Accounts receivable, net                  35,954      49,636                      49,636                      85,590
     Inventory, net                            40,725      48,536                      48,536                      89,261
     Deferred income taxes                      3,462       1,186                       1,186                       4,648
     Prepaid expenses                           1,233       3,419                       3,419                       4,652
                                            ---------------------------------------------------------------     ---------
     Total current assets                     119,346     104,122        (1,345)      102,777       (27,800)      194,323

 Property, plant and equipment                 74,381     145,051                     145,051                     219,432
 Accumulated depreciation                     (22,623)    (41,088)                    (41,088)                    (63,711)
                                            ---------------------------------------------------------------     ---------
                                               51,758     103,963             -       103,963             -       155,721

 Goodwill                                      20,361      13,612                      13,612       391,000  C    424,973

 Capitalized debt issue costs                       -           -                           -        10,822  K     10,822
 Investment in and advances to DOUBLECOTE           -      19,415                      19,415                      19,415
 Other assets                                   5,237       5,871                       5,871                      11,108
                                            ---------------------------------------------------------------     ---------
 Total assets                                 196,702     246,983        (1,345)      245,638       374,022       816,362
                                            ===============================================================    ==========

    LIABILITIES AND SHAREHOLDERS' EQUITY

 Current Liabilities:
     Current portion of long-term debt             47           -                           -        22,500  E     22,547
     Accounts payable                          14,993       9,288                       9,288                      24,281
     Accrued expenses                          13,658      11,526                      11,526        11,204  C     36,388
     Accrued income taxes                        (662)      4,854                       4,854                       4,192
                                            ---------------------------------------------------------------     ---------
     Total current liabilities                 28,036      25,668             -        25,668        33,704        87,408

 Long-term debt, non-current portion            1,653           -                           -       517,500  E    519,153
 Deferred income taxes                          2,596      10,588                      10,588                      13,184

 Shareholders' equity:
     Common stock                                  83     182,172                     182,172      (182,165) F         90
     Additional paid-in capital                55,262       4,380                       4,380        27,813  F     87,455
     Retained earnings                        109,072      24,175        (1,345) B     22,830       (22,830) F    109,072
                                            ---------------------------------------------------------------     ---------
     Total shareholders' equity               164,417     210,727        (1,345)      209,382      (177,182)      196,617
                                            ---------------------------------------------------------------     ---------
 Total liabilities and shareholders' equity   196,702     246,983        (1,345)      245,638       374,022       816,362
                                            ===============================================================    ==========

                           NCI BUILDING SYSTEMS INC.
           UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                      (IN THOUSANDS, EXCEPT FOR SHARE DATA)


                                                              TWELVE MONTHS ENDED OCTOBER 31, 1997
                                                -------------------------------------------------------------
                                                       HISTORICAL                 Pro Forma
                                                -------------------------        Acquisition        ProForma
                                                   NCI             AHI           Adjustments        Combined
                                                ---------       ---------        -----------        ---------
 Revenue                                        $ 407,751       $ 407,967         $       -         $ 815,718
 Cost of sales                                    299,407         312,329                 -           611,736  D
                                                ---------       ---------         ---------         ---------
 Gross profit                                     108,344          95,638                 -           203,982

 Operating expenses                                66,055          36,637             9,775  G        108,721  D
                                                                                     (3,746) G
                                                ---------       ---------         ---------         ---------
 Income from operations                            42,289          59,001            (6,029)           95,261

 Equity income in DOUBLECOTE                            -              83                 -                83
 Nonrecurring gain                                      -           3,284                 -             3,284
 Interest expense                                    (163)              -           (42,050) H        (44,377)
                                                                                     (2,164) H

 Other income                                       1,999           2,019            (1,390) I          2,628
                                                ---------       ---------         ---------         ---------
 Income before taxes                               44,125          64,387           (51,633)           56,879
 Tax provision                                     16,238          24,647           (15,488) J         25,397
                                                ---------       ---------         ---------         ---------
 Net income                                     $  27,887       $  39,740         $ (36,145)        $  31,482
                                                =========       =========         =========         =========
                                                                                                            -
 Weighted average shares - basic                   16,127               -             1,400            17,527
 Weighted average shares - diluted                 17,085               -             1,400            18,485
                                                =========                                           =========

 Net income per share - basic                        1.73               -                 -              1.80
 Net income per share - diluted                 $    1.64               -                 -         $    1.71
                                                =========                                           =========

                           NCI BUILDING SYSTEMS INC.
           UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                      (IN THOUSANDS, EXCEPT FOR SHARE DATA)


                                                               SIX MONTHS ENDED APRIL 30, 1998
                                                -------------------------------------------------------------
                                                       HISTORICAL               Pro Forma
                                                -------------------------       Acquisition         ProForma
                                                   NCI             AHI          Adjustments         Combined
                                                ---------       ---------       -----------         ---------
 Revenue                                        $ 192,672       $ 198,432        $        -         $ 391,104
 Cost of sales                                    140,621         152,286                 -           292,907  D
                                                ---------       ---------        ----------         ---------
 Gross profit                                      52,051          46,146                 -            98,197

 Operating expenses                                34,030          19,458             4,888  G         56,523  D
                                                                                     (1,853) G
                                                ---------       ---------        ----------         ---------
 Income from operations                            18,021          26,688            (3,035)           41,674

 Equity income in DOUBLECOTE                            -              14                 -                14
 Nonrecurring gain                                      -           3,284                 -             3,284
 Interest expense                                     (84)              -           (21,025) H        (22,191)
                                                                                     (1,082) H

 Other income                                       1,492             761              (695) I          1,558
                                                ---------       ---------        ----------         ---------
 Income before taxes                               19,429          30,747           (25,837)           24,339
 Tax provision                                      6,981          11,191            (7,751) J         10,421
                                                ---------       ---------        ----------         ---------
 Net income                                     $  12,448       $  19,556        $  (18,086)        $  13,918
                                                =========       =========        ==========         =========
                                                                                                            -
 Weighted average shares - basic                   16,390               -             1,400            17,790
 Weighted average shares - diluted                 17,386               -             1,400            18,786
                                                =========                                           =========

 Net income per share - basic                         .76               -                 -               .78
 Net income per share - diluted                 $     .72               -                 -         $     .74
                                                =========                                           =========

                           NCI BUILDING SYSTEMS, INC.
                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                          COMBINED FINANCIAL STATEMENTS


(A) BASIS OF PRESENTATION - The Unaudited Pro Forma Condensed Combined financial statements are presented to give pro forma effect to the acquisition of Amatek Holdings, Inc. and Subsidiaries (AHI).

     The purchase method of accounting has been used in preparing the Unaudited Pro Forma Condensed Combined Financial Statements of NCI Building Systems, Inc. (the Company) with respect to the acquisition of AHI. The Unaudited Pro Forma Condensed Combined Statements of Income for the 6 months ended April 30, 1998 and fiscal year ended October 31, 1997 combines the results of operations for the Company's 6 months ended April 30, 1998 and fiscal year ended October 31, 1997 with AHI's results for the 6 months ended March 31,1998 and fiscal year ended December 31, 1997, respectively. The Unaudited Pro Forma Condensed Combined Balance Sheet as of April 30, 1998 combines the balance sheet of the Company as of April 30, 1998 with AHI's balance sheet as of March 31, 1998. The Unaudited Pro Forma Condensed Combined Statements of Income give effect to the AHI acquisition as if it had occurred on November 1, 1996. The Unaudited Pro Forma Condensed Combined Balance Sheet gives effect to the AHI acquisition as if it had occurred on April 30, 1998. Purchase accounting values have been assigned on a preliminary basis and will be adjusted upon the completion of a valuation study. Management does not expect such adjustments to be material.

     Due to the different fiscal year ends of the Company and AHI as discussed above, AHI's results of operations for the three months ended December 31, 1997 are included in both the Unaudited Pro Forma Condensed Combined Statements of Income for the six months ended April 30, 1998 and fiscal year ended October 31, 1997, and AHI's results of operations for the month ended April 30, 1998 are excluded from the Unaudited Pro Forma Condensed Combined Statement of Income for the six months ended April 30, 1998.
     AHI's revenues and net income for the three months ended December 31, 1997 were $111.5 million and $13.6 million, respectively, which includes a nonrecurring pre-tax gain of $3.3 million from insurance recoveries related to a plant fire. AHI's revenues and net loss for the month ended April 30, 1998 were $34.4 million and $6.3 million, which includes a nonrecurring pre-tax charge related to the acquisition of $8.6 million for payments to certain AHI management required due to change in control of AHI.

     In June 1998, the Company's Board of Directors approved a two-for-one common stock split effective for shareholders of record on July 8, 1998. Share and per share amounts have been restated to reflect the stock split.

(B) The unaudited condensed balance sheet for AHI as of March 31, 1998 has been adjusted to exclude cash not acquired as subject to the stock purchase agreement.

(C) To reflect the purchase of AHI for consideration of $550.0 million in cash plus 1,400,000 shares of Company common stock valued at $32.2 million issued to AHI employees to replace the management incentive plan in place at AHI. In addition, there are estimated to be $17.8 million in transaction costs. Goodwill has been preliminarily calculated as follows:

     Purchase Price
          Cash                           $550,000
          Equity issued                    32,200
     Estimated transaction costs           17,800

     Less: Net assets acquired            209,000
                                         --------
     Goodwill                            $391,000

(D) Anticipated synergies and cost savings resulting from internal rather than third party coating of NCI products, plant consolidations, sales and marketing consolidation, purchasing efficiencies and administrative cost savings and efficiencies of approximately $15 million annually has not been reflected in the above unaudited pro forma condensed combined financial statements.

(E) For purposes of the unaudited pro forma condensed combined balance sheet, the proceeds for the AHI acquisition were assumed to have been provided with $27.8 million of available cash and additional borrowings as follows:

     AHI net assets acquired,
     plus excess of purchase price over net assets        $600,000

     Less:
     Excess cash used to fund acquisition                   27,800
     Equity issued                                          32,200
                                                          --------
                                                          $540,000

     Current portion                                      $ 22,500
     Long-term portion                                    $517,500

                           NCI BUILDING SYSTEMS, INC.
                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                          COMBINED FINANCIAL STATEMENTS


(F) To record the elimination of the AHI stock acquired, offset by the impact on shareholders' equity of the additional 1,400,000 shares of Company common stock issued to certain officers and employees of AHI in exchange for their interests in AHI's management incentive plan.

(G) To record additional amortization expense associated with the goodwill generated from the AHI acquisition (assigned useful life of 40 years), offset by elimination of a management incentive charge incurred by AHI on a historical basis.

(H) To record additional interest expense and amortization of debt issuance costs related to debt incurred in connection with the acquisition of AHI.

(I) To eliminate daily cash investment interest income for the portion of the Company's excess cash utilized for the acquisition.

(J)  To record the tax effect on the pro forma adjustments.

(K)  To record cost related to the issuance of debt, as discussed in Note (E).